                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (date of earliest event reported): June 13, 2000


                                ARIS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                WASHINGTON                           0-22649                      91-1497147
     (State or Other Jurisdiction of         (Commission File Number)    (IRS Employer Identification
              Incorporation)                                                         No.)


              2229 - 112TH AVENUE N.E., BELLEVUE, WASHINGTON 98004

               (Address of Principal Executive Offices) (Zip Code)

                                 (425) 372-2747

               Registrant's telephone number, including area code

                                      NONE

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

        On June 13, 2000, Aris Corporation (the "Company" or "Aris") announced the resignation of Paul Song, Chief Executive Officer, Tim Carroll, Chief Financial Officer, and Tina Song, Vice President of Administration. Aris' Board of Directors appointed Kendall Kunz as President and interim Chief Executive Officer and Diane Gamache as interim Chief Financial Officer.

        Aris also announced that it expects to report lower than anticipated results for the second quarter of fiscal 2000. A copy of the related press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits.

               99.1 Press release dated June 13, 2000: "ARIS ANNOUNCES MANAGEMENT CHANGES AND PRELIMINARY SECOND QUARTER RESULTS"

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ARIS CORPORATION



                                      By:  /s/ Kendall Kunz
                                           -------------------------------------
                                           Kendall Kunz
                                           President and Chief Executive Officer

Dated:  June 14, 2000

                                  EXHIBIT INDEX

  Exhibit Number      Description
  --------------      -----------
      99.1            Press release dated March 31, 2000: "ARIS ANNOUNCES
                      MANAGEMENT CHANGES AND PRELIMINARY SECOND QUARTER RESULTS"